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                                                                   EXHIBIT 10.43


                                           May 21, 1999


IBJ Whitehall Business Credit Corporation, as Agent
One State Street
New York, NY  10004

Gentlemen:

                  Reference is made to that certain Revolving Credit and Security Agreement dated December 10, 1996 (as amended, the "Loan Agreement") by and among each of the undersigned borrowers, IBJ Whitehall Business Credit Corporation ("IBJ"), the financial institutions named in the Loan Agreement and which hereafter become parties thereto (IBJ and each of the other financial institutions, collectively, the "Lenders"), and IBJ as agent for the Lenders (IBJ in such capacity, the "Agent"). All capitalized terms used herein which are not defined shall have the meanings given to them in the Loan Agreement.

                  We are hereby notifying you that certain financial statements due pursuant to the Loan Agreement will not be delivered within the time frames set forth in the Loan Agreement. We are hereby requesting that you (i) waive our failure to deliver such statements by such dates and (ii) extend the term of the Loan Agreement.

                  By their execution of this letter below and for value received, Borrowers, Agent and Lenders agree as follows:

                  1. Agent and Lenders hereby waive the Events of Default that have occurred under (i) Section 9.7 of the Loan Agreement with respect to the delivery of the annual financial statements for the fiscal year ending December 31, 1998, (ii) Section 9.9 of the Loan Agreement with respect to the delivery of monthly financial statements for the months of January, February and March 1999,
(iii) Section 9.8 of the Loan Agreement with respect to the delivery of quarterly financial statements for the fiscal quarter ended March 31, 1999, and
(iv) Section 10.22 of the Loan Agreement, but only to the extent the statements required under each of the foregoing sections are delivered to Agent on or prior to May 31, 1999.

                  2. Section 13.1 is amended as follows:

                     (i) the date "April 30, 2000" is deleted and replaced with "May 31, 2000."

                     (ii) the date "April 29, 2000" is deleted and replaced with
                          "May 30, 2000."
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                  3. Except as set forth herein all of the representations,
warranties, terms and conditions of the Loan Agreement and the Other Documents remain unamended and unwaived and in full force and effect in accordance with their terms. The agreements set forth herein shall be limited precisely as provided herein and shall not be deemed a waiver of, amendment of, consent to or modification of any other term or provision of the Loan Agreement or the Other Documents or any transaction or future action on the part of Borrowers which would require Agent's or any Lender's consent thereunder.

                  This agreement may be executed by the parties hereto in one or more counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed signature page of this agreement by facsimile transmission shall be effective as delivery of manually executed counterpart hereof.

                       Very truly yours,

                       GRAHAM-FIELD HEALTH PRODUCTS, INC.
                       GRAHAM-FIELD, INC.
                       GRAHAM-FIELD TEMCO, INC.
                       GRAHAM-FIELD DISTRIBUTION, INC.
                       GRAHAM-FIELD BANDAGE, INC.
                       GRAHAM-FIELD EXPRESS (PUERTO RICO), INC.
                       EVEREST & JENNINGS, INC.
                       LABAC SYSTEMS, INC.
                       MEDICAL SUPPLIES OF AMERICA, INC.
                       HEALTH CARE WHOLESALERS, INC.
                       H C WHOLESALERS, INC.
                       CRITICAL CARE ASSOCIATES, INC.
                       LUMEX/BASIC AMERICAN HOLDINGS, INC.
                       BASIC AMERICAN MEDICAL PRODUCTS, INC
                       LUMEX MEDICAL PRODUCTS, INC.
                       PRISM ENTERPRISES, INC
                       BASIC AMERICAN SALES AND DISTRIBUTION
                        CO., INC.
                       PRISTECH, INC.
                       LUMEX SALES AND DISTRIBUTION CO., INC.
                       MUL ACQUISITION CORP. II


                       By:_________________________________

                            Name:___________________________
                            Title:________ of each of the foregoing corporations
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CONSENTED AND AGREED TO:

                                  IBJ WHITEHALL BUSINESS CREDIT CORPORATION, as Lender and as Agent

                                  By:_______________________________________
                                     Name:
                                     Title:
                                  One State Street
                                  New York, New York 10004

                                  Commitment Percentage: 25.00%
                                  NATIONAL CITY COMMERCIAL FINANCE, INC.

                                  By:_______________________________________
                                  Name:_____________________________________
                                  Title:____________________________________

                                  1965 East Sixth Street, Suite 400
                                  Cleveland, Ohio 44114

                                  Commitment Percentage: 25.00%


                                  PNC BANK, NATIONAL ASSOCIATION

                                  By:_______________________________________
                                  Name:_____________________________________
                                  Title:____________________________________

                                  Two Tower Center
                                  East Brunswick, New Jersey 08816


                                  Commitment Percentage: 25.00%


                                  DEUTSCHE FINANCIAL SERVICES CORPORATION

                                  By:_______________________________________
                                  Name:_____________________________________
                                  Title:____________________________________

                                  1630 Des Peres Road
                                  Suite 305
                                  St. Louis, Missouri 63131

                                  Commitment Percentage: 25.00%
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                                  EVEREST & JENNINGS CANADIAN LIMITED

                                  By:_______________________________________
                                  Name:_____________________________________
                                  Title:____________________________________

                                  June 3, 1999


IBJ Whitehall Business Credit Corporation, as Agent
One State Street
New York, NY  10004

Gentlemen:

         Reference is made to that certain Revolving Credit and Security Agreement dated December 10, 1996 (as amended, the "Loan Agreement") by and among each of the undersigned borrowers, IBJ Whitehall Business Credit Corporation ("IBJ"), the financial institutions named in the Loan Agreement and which hereafter become parties thereto (IBJ and each of the other financial institutions, collectively, the "Lenders"), and IBJ as agent for the Lenders (IBJ in such capacity, the "Agent"). All capitalized terms used herein which are not defined shall have the meanings given to them in the Loan Agreement.

         We are hereby notifying you that certain financial statements due pursuant to the Loan Agreement will not be delivered within the time frames set forth in the Loan Agreement. We are hereby requesting that you (i) waive our failure to deliver such statements by such dates and (ii) extend the term of the Loan Agreement.

         By their execution of this letter below and for value received, Borrowers, Agent and Lenders agree as follows:

         1. Agent and Lenders hereby waive the Events of Default that have occurred under (i) Section 9.7 of the Loan Agreement with respect to the delivery of the annual financial statements for the fiscal year ending December 31, 1998, (ii) Section 9.9 of the Loan Agreement with respect to the delivery of monthly financial statements for the months of January, February, March and April 1999, (iii) Section 9.8 of the Loan Agreement with respect to the delivery of quarterly financial statements for the fiscal quarter ended March 31, 1999, and (iv) Section 10.22 of the Loan Agreement, but only to the extent the statements required under each of the foregoing sections are delivered to Agent on or prior to June 15, 1999.

         2. A new Section 5.24 is added to the Loan Agreement which provides as follows:

                  "5.24 Undrawn Availability. Immediately prior to the payment of any regular scheduled interest payments payable in connection with the Senior Subordinated Notes, Borrowers shall have Undrawn Availability of at least $8,500,000 and after giving effect to the payment of any regular scheduled interest payments payable in connection with the Senior Subordinated Notes, Borrowers shall have Undrawn Availability of at least $3,500,000 "

         3. The word "unqualified" in Section 10.22 is deleted and replaced with the phrase "qualified with a going concern qualification".

         4. This letter shall become effective upon satisfaction of the following conditions precedent: Agent shall have received (i) five (5) copies of this letter executed by Borrowers and Lenders and consented and agreed to by Guarantor, (ii) a $50,000 waiver fee to be shared pro rata by the Lenders who execute this letter on or prior to June 3, 1999, and (iii) an opinion of
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counsel reasonably satisfactory to Agent regarding the authority of Borrowers to enter into this letter agreement and that the entering into this letter agreement by Borrowers will not conflict with, or constitute an event of default under, the indenture governing the Senior Subordinated Notes.

         5. Except as set forth herein all of the representations, warranties, terms and conditions of the Loan Agreement and the Other Documents remain unamended and unwaived and in full force and effect in accordance with their terms. The agreements set forth herein shall be limited precisely as provided herein and shall not be deemed a waiver of, amendment of, consent to or modification of any other term or provision of the Loan Agreement or the Other Documents or any transaction or future action on the part of Borrowers which would require Agent's or any Lender's consent thereunder.

         This agreement may be executed by the parties hereto in one or more counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed signature page of this agreement by facsimile transmission shall be effective as delivery of manually executed counterpart hereof.

                              Very truly yours,

                              GRAHAM-FIELD HEALTH PRODUCTS, INC.
                              GRAHAM-FIELD, INC.
                              GRAHAM-FIELD TEMCO, INC.
                              GRAHAM-FIELD DISTRIBUTION, INC.
                              GRAHAM-FIELD BANDAGE, INC.
                              GRAHAM-FIELD EXPRESS (PUERTO RICO), INC.
                              EVEREST & JENNINGS, INC.
                              LABAC SYSTEMS, INC.
                              MEDICAL SUPPLIES OF AMERICA, INC.
                              HEALTH CARE WHOLESALERS, INC.
                              H C WHOLESALERS, INC.
                              CRITICAL CARE ASSOCIATES, INC.
                              LUMEX/BASIC AMERICAN HOLDINGS, INC.
                              BASIC AMERICAN MEDICAL PRODUCTS, INC
                              LUMEX MEDICAL PRODUCTS, INC.
                              PRISM ENTERPRISES, INC
                              BASIC AMERICAN SALES AND DISTRIBUTION CO., INC. PRISTECH, INC.
                              LUMEX SALES AND DISTRIBUTION CO., INC.
                              MUL ACQUISITION CORP. II


                              By:_________________________________

                              Name:___________________________
                              Title:________ of each of the foregoing
                                    corporations
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CONSENTED AND AGREED TO:

                                   IBJ WHITEHALL BUSINESS CREDIT CORPORATION, as Lender and as Agent

                                   By:________________________________
                                        Name:
                                        Title:

                                   One State Street
                                   New York, New York 10004

                                   Commitment Percentage:  25.00%


                                   NATIONAL CITY COMMERCIAL FINANCE, INC.

                                   By:_______________________________
                                   Name:_____________________________
                                   Title:______________________________

                                   1965 East Sixth Street, Suite 400
                                   Cleveland, Ohio 44114

                                   Commitment Percentage:  25.00%


                                   PNC BANK, NATIONAL ASSOCIATION

                                   By:_________________________________
                                   Name:_______________________________
                                   Title:______________________________

                                   Two Tower Center
                                   East Brunswick, New Jersey 08816

                                   Commitment Percentage:  25.00%


                                   DEUTSCHE FINANCIAL SERVICES CORPORATION

                                   By:_________________________________
                                   Name:_______________________________
                                   Title:______________________________

                                   1630 Des Peres Road
                                   Suite 305
                                   St. Louis, Missouri 63131

                                   Commitment Percentage:  25.00%

                                   EVEREST & JENNINGS CANADIAN LIMITED


                                   By:_________________________________
                                   Name:_______________________________
                                   Title:______________________________